                                                                  EXHIBIT 10.21




================================================================================



This Warrant and the Common Stock issuable upon exercise hereof have not been registered or qualified for sale under the Securities Act of 1933, as amended, or any State securities law and may not be sold or transferred in the absence of such registration or qualification or an exemption therefrom under said Act and any such State laws which may be applicable and are transferable only upon the conditions specified in this Warrant.


No. WR-
       -------
                                                                 [     ] Shares
                                                                  -----



                               WARRANT TO PURCHASE


                             SHARES OF COMMON STOCK


                                       OF


                          AMERICAN HOMESTAR CORPORATION







================================================================================

                                TABLE OF CONTENTS

SECTION                                       HEADING                                                      PAGE
SECTION 1.            EXERCISE OF WARRANT....................................................................2

SECTION 2.            RESERVATION............................................................................3

SECTION 3.            PROTECTION AGAINST DILUTION............................................................3

       Section 3.1.   Stock Dividends, Subdivisions and Combinations.........................................3
       Section 3.2    Issuance of Additional Shares of Common Stock..........................................4
       Section 3.3.   Issuance of Warrants or Other Rights, Convertible Securities...........................5
       Section 3.4.   Other Provisions Applicable to Adjustments Under this Section..........................6
       Section 3.5.   Dividends..............................................................................7
       Section 3.6.   Adjustment of Number of Shares Purchasable.............................................7
       Section 3.7.   Minimum Adjustment.....................................................................7
       Section 3.8.   Notice of Adjustments; Adjustment of Warrants..........................................7

SECTION 4.            MERGERS, CONSOLIDATIONS, SALES.........................................................8

SECTION 5.            DISSOLUTION OR LIQUIDATION.............................................................8

SECTION 6.            NOTICE OF EXTRAORDINARY DIVIDENDS......................................................8

SECTION 7.            FRACTIONAL SHARES......................................................................9

SECTION 8.            FULLY PAID STOCK; TAXES................................................................9

SECTION 9.            CLOSING OF TRANSFER BOOKS..............................................................9

SECTION 10.           RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES; COMPLIANCE WITH
                      LAWS...................................................................................9

       Section 10.1.  In General.............................................................................9
       Section 10.2.  Restrictive Legends...................................................................10
       Section 10.3.  Notice of Proposed Transfer; Registration Not Required................................10
       Section 10.4.  Required Registration and Notice......................................................11
       Section 10.5.  Conditions to Required Registration...................................................12
       Section 10.6.  Incidental Registration...............................................................13
       Section 10.7.  Expenses..............................................................................14
       Section 10.8.  Indemnification.......................................................................14

       Section 10.9.  Contribution..........................................................................15

SECTION 11.           PARTIAL ASSIGNMENT....................................................................15


SECTION 12.           WARRANT DENOMINATIONS.................................................................16


SECTION 13.           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY..............................16

       Section 13.1.  Organization; Power and Authority.....................................................16
       Section 13.2.  Authorization, etc....................................................................16
       Section 13.3.  Organization and Ownership of Shares of Subsidiaries..................................16
       Section 13.4.  Compliance with Laws, Other Instruments, etc..........................................17
       Section 13.5.  Governmental Authorizations, etc......................................................17
       Section 13.6.  Private Offering by the Company.......................................................17
       Section 13.7.  Limitations on Amendment to Articles of Incorporation.................................17
       Section 13.8.  No Impairment.........................................................................17
       Section 13.9.  Indemnification.......................................................................18
       Section 13.10. Requested Information.................................................................18

SECTION 14.           DEFINITIONS...........................................................................18

SECTION 15.           LOST, STOLEN WARRANTS, ETC............................................................21

SECTION 16.           WARRANT HOLDER NOT SHAREHOLDER........................................................21

SECTION 17.           SEVERABILITY..........................................................................21

SECTION 18.           INDEX AND CAPTIONS....................................................................21

SECTION 19.           REPRESENTATION OF HOLDER..............................................................21

Signatures..................................................................................................22

This Warrant and the Common Stock issuable upon exercise hereof have not been registered or qualified for sale under the Securities Act of 1933, as amended, or any State securities law and may not be sold or transferred in the absence of such registration or qualification or an exemption therefrom under said Act and any such State laws which may be applicable.

No. WR-
       ------

                                                                [     ] Shares
                                                                 -----


                               WARRANT TO PURCHASE


                             SHARES OF COMMON STOCK


                                       OF


                          AMERICAN HOMESTAR CORPORATION

         THIS IS TO CERTIFY that, for value received and subject to the provisions hereinafter set forth,

                                    [HOLDER]

                                   or assigns,

is entitled to purchase from American Homestar Corporation, a Texas corporation (the "Company"), at any time on or after the first to occur of (i) a Permitted Exercise Event or (ii) January 2, 2005 and before 5:00 P.M. September 30, 2008 (such date (beginning at 5:00 P.M. Chicago time) being herein referred to as the "Expiration Date"), __________ shares of Common Stock, $0.05 par value, of the Company, all on and subject to the terms, provisions and conditions hereinafter set forth, at a price equal to the Initial per share Warrant Price. The initial number of shares of Common Stock of the Company purchasable hereunder is [____________].

         The aggregate price of the Common Stock shall be equal to the Initial per Share Warrant Price multiplied by the number of shares initially purchasable hereunder (as increased by the third to the last paragraph of Section 1). The aggregate price is herein sometimes referred to as the "Aggregate Warrant Price" and is not subject to adjustment (except as set forth above). The Initial per share Warrant Price is, however, subject to adjustment as hereinafter provided (the Initial per share Warrant Price, or such price as last adjusted, as the case may be, being herein referred to as the "per share Warrant Price"). The said number of shares purchasable hereunder is likewise subject to adjustment as hereinafter provided.

         The terms which are capitalized herein shall have the meanings specified in Section 14 unless the context shall otherwise require.

SECTION 1. EXERCISE OF WARRANT.

         Subject to the conditions hereinafter set forth, this Warrant may be exercised in whole or in part, at any time on or after the first to occur of (i) a Permitted Exercise Event or (ii) January 2, 2005 but in no event subsequent to the Expiration Date, by the surrender of this Warrant (with the subscription form at the end hereof duly completed and executed) at the principal office of the Company at 2450 South Share Boulevard, Suite 300, League City, Texas 77573 and upon payment to the Company of the Aggregate Warrant Price (or, if exercised in part, upon payment to the Company of a proportionate part of the Aggregate Warrant Price) for the shares so purchased. At the option of the holder hereof, payment of the Aggregate Warrant Price (or proportionate amount thereof) shall be made (w) by wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (x) by check payable to the order of the Company, (y) by application of any Common Stock or any Notes, as provided below, or (z) by any combination of such methods.

         Upon the exercise of this Warrant in whole or in part, the holder hereof may, at its option, submit to the Company written instructions from such holder to apply any specified portion of the Common Stock issuable upon such exercise in payment of the Aggregate Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Common Stock (at a value per share equal to the Current Market Price of such share), less, in each case, the Aggregate Warrant Price (or proportionate amount thereof) then in effect, in lieu of a like amount of such cash payment.

         Upon the exercise of this Warrant in whole or in part by the holder of any Notes, such holder may, at its option, surrender such Notes to the Company together with written instructions from such holder to apply all or any specified principal amount of such Notes against the payment of some or all of the Aggregate Warrant Price required upon such exercise, in which case the Company will accept such specified principal amount in lieu of a like amount of cash. In lieu of or in addition to the aforesaid application, such holder may, without surrendering such Notes, furnish the Company with written instructions to apply all or any specified amount of accrued interest on such Notes against the payment of some or all of the Aggregate Warrant Price required upon such exercise, in which case the Company will accept such specified accrued interest in lieu of a like amount of cash. Upon any such partial application of the principal of any such Note, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Note or Notes equal in aggregate principal amount to the unpaid principal amount of such surrendered Note not so applied and dated so as to result in no loss of interest. Subject to the second preceding sentence, at the time of surrender of any such Note pursuant to this Section 1, the Company will pay to the holder surrendering such Note all interest on the principal amount thereof so applied accrued to and including the date of such surrender.

         If this Warrant is exercised in respect of less than all of the shares of said Common Stock at the time purchasable hereunder, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised and setting forth the proportionate amount of the Aggregate Warrant Price applicable to such shares.

         Notwithstanding anything contained in this Warrant to the contrary, in the event that the Company at any time and from time to time issues any shares of Common Stock of the Company pursuant to either (i) any Special Stock Plan or
(ii) any conversion of the Series A Convertible Preferred Stock of the Company, the Company will give immediate written notice thereof to the holder hereof of such issuance, describing in reasonable detail the number of shares of Common Stock then being issued. Such notice shall also contain the written confirmation by the Company that the aggregate number of shares into which this Warrant is then exercisable shall be increased by an amount equal to 10% of the shares of Common Stock then being issued pursuant to any such Special Stock Plan or the Series A Convertible Preferred Stock of the Company. Regardless of whether the Company satisfies its obligation herein to give such notice, the holder hereof shall be entitled to exercise this Warrant into such greater number of shares at all times from and after any and all such issuances of such Common Stock, from time to time. At any time from and after the date of any such issuance of Common Stock, and from time to time thereafter, the holder hereof shall be entitled to replace this Warrant with a new Warrant evidencing the increased number of shares into which this Warrant is then exercisable. It is specifically understood that the foregoing provisions of this paragraph shall apply to any and all issuances of Common Stock, from time to time, pursuant to either of the Special Stock Plans or the Series A Convertible Preferred Stock at any time prior to the Expiration Date hereof.

         The right to exercise this Warrant shall expire on the Expiration Date and shall be wholly null and void to the extent this Warrant is not exercised before it expires.

         The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, regardless of the name or names in which such stock certificates shall be registered (excluding transfer taxes if the stock certificate is being registered in the name of a holder other than the holder of the Warrant).

SECTION 2. RESERVATION.

         The Company will at all times prior to the Expiration Date reserve and keep available such number of authorized shares of its Common Stock, solely for the purpose of issue upon the exercise of the rights represented by this Warrant as herein provided for, as may at any time be issuable upon the exercise of this Warrant and such shares issuable upon the exercise of this Warrant shall at no time have a par value which is in excess of the per share Warrant Price.

SECTION 3. PROTECTION AGAINST DILUTION.

         The per share Warrant Price and the number of shares deliverable hereunder shall be adjusted (without duplication) as hereinafter set forth:

         Section 3.1. Stock Dividends, Subdivisions and Combinations. In the event that after the date hereof the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the per share Warrant Price shall be adjusted to that price determined by multiplying the per share Warrant Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event. Appropriate readjustment of the per share Warrant Price shall be made in the event that any dividend or distribution referred to above in clause (a) shall be lawfully abandoned.

         Section 3.2. Issuance of Additional Shares of Common Stock. In case after the date hereof the Company shall issue any Additional Shares of Common Stock for a consideration (i) less than the then effective per share Warrant Price or (ii) less than the Current Market Price per share, then the per share Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the per share Warrant Price in effect immediately prior to such event by a fraction:

                  (a) if issued for a consideration per share less than the then effective per share Warrant Price:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of full shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the then effective per share Warrant Price, and

                           (2) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued.

                  (b) if issued for a consideration per share less than the Current Market Price per share of Common Stock:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of full shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price per share, and

                           (2) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued.

                  If such Additional Shares of Common Stock shall be issued at a price per share less than both the then effective per share Warrant Price and the Current Market Price per share of Common Stock, the per share Warrant Price shall be adjusted in the manner (i.e., pursuant to paragraph (a) or (b) above) which will result in the greatest reduction of the per share Warrant Price. The provisions of this subparagraph shall not apply to any Additional Shares of Common Stock which are distributed to holders of Common Stock as a stock dividend or subdivision, for which an adjustment is provided for under Section 3.1. No adjustment of the per share Warrant Price shall be made under this
         Section 3.2 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, to the extent any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor) pursuant to Section 3.3.

         Section 3.3. Issuance of Warrants or Other Rights, Convertible Securities. In case the Company shall issue any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than either (i) the effective per share Warrant Price at the time of issuance of such warrants, rights or Convertible Securities or (ii) the Current Market Price per share, then the per share Warrant Price shall be adjusted as provided in Section 3.2 above on the basis that:

                   (a) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Convertible Securities shall be deemed to have been issued as of the earlier of (i) the date on which the Company shall enter a firm contract or commitment for the issuance of such Convertible Securities or (ii) the date of actual issuance of such Convertible Securities, and

                   (b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such Convertible Securities.

         No adjustment of the per share Warrant Price shall be made under this
Section 3.3 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase or conversion or exchange rights therefor, to the extent that any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Section 3.3.

         Section 3.4. Other Provisions Applicable to Adjustments under This Section. The following provisions shall be applicable to the making of adjustments in the per share Warrant Price hereinbefore provided in this Section 3:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting thereof, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing such Convertible Securities plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exchange or exercise of such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of equity securities other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) Readjustment of per share Warrant Price. Upon expiration of the right of conversion, exchange or exercise of any Convertible Securities, or upon any increase in the minimum consideration receivable by the Company for the issuance of Additional Shares of Common Stock pursuant to such Convertible Securities, if any such Convertible Securities shall not have been converted, exchanged or exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Convertible Securities shall no longer be computed as set forth above, and the per share Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the per share Warrant Price made pursuant to the provisions of this Section 3 after the issuance of such Convertible Securities) had the adjustment of the per share Warrant Price made upon the issuance or sale of such Convertible Securities been made on the basis of the issuance only of the number of

         Additional Shares of Common Stock actually issued upon conversion, exchange or exercise of such Convertible Securities or upon the basis of such increased minimum consideration, as the case may be, and thereupon only the number of Additional Shares of Common Stock actually so issued or the number thereof issuable upon the basis of such increased minimum consideration shall be deemed to have been issued and only the consideration actually received or such increased minimum consideration receivable by the Company (computed in accordance with Section 3.4(a)) shall be deemed to have been received by the Company.

         Section 3.5. Dividends. In case the Company shall declare a dividend upon its Common Stock (except a dividend payable in shares of Common Stock referred to in Section 3.1(a) or Convertible Securities referred to in Section 3.3), the per share Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced by multiplying such per share Warrant Price by a fraction, the numerator of which is equal to the consolidated assets of the Company immediately after giving effect to such dividend and the denominator of which is equal to the consolidated assets of the Company immediately preceding the payment of such dividend.

         Section 3.6. Adjustment of Number of Shares Purchasable. Upon each adjustment of the per share Warrant Price, the number of shares of Common Stock purchasable hereunder shall be adjusted so that the number of shares purchasable hereunder shall be equal to the applicable Aggregate Warrant Price divided by the per share Warrant Price in effect immediately following such adjustment.

         Section 3.7. Minimum Adjustment. Except as hereinafter provided, no adjustment of the per share Warrant Price hereunder shall be made if such adjustment results in a change of the per share Warrant Price then in effect of less than 1.00%. Any adjustment of less than 1.00% shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with the adjustment or adjustments so carried forward, amounts to 1.00% or more of the per share Warrant Price then in effect. However, upon the exercise of this Warrant, the Company shall make all necessary adjustments not theretofore made to the per share Warrant Price up to and including the date upon which this Warrant is exercised.

         Section 3.8. Notice of Adjustment; Adjustment of Warrants. Whenever the per share Warrant Price and number of shares deliverable upon exercise of this Warrant shall be adjusted pursuant to this Section 3, the Company (a) (i) shall promptly prepare a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder) and (ii) shall promptly prepare, execute and deliver, at the Company's expense, a new Warrant of the same form and tenor as the Warrant to be exchanged therefor, but revised to reflect the adjustments described above, and (b) shall promptly cause copies of such certificate and (upon surrender of the Warrant requiring adjustment) new Warrant to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

SECTION 4. MERGERS, CONSOLIDATIONS, SALES.

         In the case of any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Company except a split-up or combination provision for which provision is made in Section 3.1, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of per share Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

SECTION 5. DISSOLUTION OR LIQUIDATION.

         In the event of any proposed distribution of the assets of the Company in dissolution or liquidation except under circumstances when the foregoing
Section 3 shall be applicable, the Company shall mail notice thereof to the holder of this Warrant and shall make no distribution to shareholders until the expiration of 60 days from the date of mailing of the aforesaid notice and, in any such case, the holder of this Warrant may exercise the purchase rights with respect to this Warrant within 60 days from the date of mailing such notice and all rights herein granted not so exercised within such 60-day period shall thereafter become null and void.

SECTION 6. NOTICE OF EXTRAORDINARY DIVIDENDS.

         If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable on its Common Stock, the Company shall mail notice thereof to the holder of this Warrant not less than 30 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution and the holder of this Warrant shall not participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that this Warrant is exercised prior to such record date. The provisions of this paragraph shall not apply to distributions made in connection with transactions covered by Section 3.

SECTION 7.  FRACTIONAL SHARES.

         Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the holder hereof would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay to the holders of this Warrant a sum in cash equal to the proportional part of the per share Warrant Price represented by such fractional share.

SECTION 8.  FULLY PAID STOCK; TAXES.

         The Company covenants and agrees that the shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the purchase rights and the payment of the applicable purchase price herein provided for shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all Federal and State taxes (other than income taxes) which may be payable in respect of this Warrant or any Common Stock or certificates therefor upon the exercise of the conversion rights herein provided for pursuant to the provisions hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in the name other than that of the holder exercising this Warrant, and any such tax shall be paid by such holder at the time of presentation.

SECTION 9.  CLOSING OF TRANSFER BOOKS.

         The right to exercise this Warrant shall not be suspended during any period that the stock transfer books of the Company for its Common Stock may be closed. The Company shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for such Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

SECTION 10. RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES; COMPLIANCE
            WITH LAWS.

         Notwithstanding anything contained in this Warrant to the contrary, the terms and provisions of Section 10 of this Warrant shall remain in full force and effect at all times up to and including the Expiration Date.

         Section 10.1. In General. This Warrant and the Restricted Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (or any similar Federal statute at the time in effect) and any applicable State securities laws in respect of the transfer of this Warrant or any such Restricted Stock.

         Section 10.2. Restrictive Legends. Each Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

         Each certificate for shares of Common Stock initially issued upon the exercise of any Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this Section 10.2, bear on the face thereof a legend reading substantially as follows:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any State securities laws and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act and any such State laws which may be applicable and are transferable only upon the conditions specified in the Warrant pursuant to which such shares were issued."

         In the event that a registration statement covering the Underlying Shares or the Restricted Stock shall become effective under the Securities Act and under any applicable State securities laws or in the event that the Company shall receive an opinion of counsel reasonably satisfactory to the Company (which shall include counsel to the Company and independent counsel to the original purchaser hereof) that, in the opinion of such counsel, such legend hereon or on stock certificates is not, or is no longer, necessary or required (including, without limitation, because of the availability of any exemption afforded by Rule 144, 144A or 144(k) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission")), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend herefrom or from the certificates evidencing the Restricted Stock or issue new certificates without such legend in lieu thereof. In the absence of such registration or the delivery of such legal opinion, the Company shall not be required to remove the legend. Upon the written request of the holder or holders of any Warrant or of any Restricted Stock, the Company covenants and agrees forthwith to request independent counsel experienced in such matters to render an opinion with respect to the matters covered by this Section 9.2 and to bear all expenses (regardless of whether such independent counsel is counsel to the Company or the holder) in connection with the same.

         Section 10.3. Notice of Proposed Transfer; Registration Not Required. Other than in connection with a transfer pursuant to Rule 144A or 144(k) of the General Rules and Regulations of the Commission, the holder of this Warrant or any Restricted Stock, by acceptance thereof, agrees to give prior written notice to the Company of such holder's intention to transfer such Warrant or Underlying Shares relating thereto or such Restricted Stock (or any portion thereof), describing briefly the manner and circumstances of the proposed transfer; provided, however, that no such notice shall be required for a transfer under a registration, qualification or filing for exemption requested in accordance with the provisions of Section 10.4 or Section 10.6 below. Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel. If, in the opinion of such counsel, the proposed transfer may be effected without registration or qualification under any Federal or State law of such Warrant or Underlying Shares relating thereto or such Restricted Stock, the Company, as promptly as practicable, shall notify such holder of such opinion and of the terms and conditions, if any, to be observed, whereupon such holder shall be entitled to transfer such Warrant or Underlying Shares relating thereto or such Restricted Stock, all in accordance with the terms of the notice delivered to such holder by the Company. If such counsel is unable to render such an opinion (in which case said counsel shall set forth in writing the basis for his legal conclusions in this regard), the proposed transfer described in the written notice given pursuant to this Section 10.3 may not be effected except to the extent permitted by and upoN Such registration and/or qualification or, in lieu thereof, compliance with the conditions of an exemptive regulation of the Commission and/or any applicable State securities regulatory authority, as the case may be, and the Company shall promptly notify such holder and thereafter such holder shall not be entitled to effect such transfer until receipt of a subsequent notice from the Company pursuant to the immediately preceding sentence or until such registration or qualification, filing or compliance has become effective (and consistent with the terms thereof). All fees and expenses of Company counsel in connection with the rendition of the opinions provided for in this Section 10.3 shall be paid by the Company.

         Section 10.4. Required Registration and Notice. If, in the opinion of counsel to the Company or in the opinion of counsel to any holder (a copy of which is provided to the Company) a proposed transfer of any Warrant, or the Underlying Shares relating thereto or such Restricted Stock requested by the holder thereof may not be effected without registration or qualification under applicable Federal or State law or filing for exemption, upon the written request of any holder of any Warrant, or the Underlying Shares relating thereto or such Restricted Stock setting forth such holder's intent to transfer such Warrant, or the Underlying Shares relating thereto or such Restricted Stock (or any portion thereof), describing briefly the manner and circumstances of such proposed transfer and requesting that the Company effect the registration or qualification or filing for exemption under applicable Federal or State law of such Underlying Shares or Restricted Stock, the Company shall promptly give written notice to all holders of Warrants and Restricted Stock of a proposed registration or qualification or filing for exemption, and shall, subject to the conditions of Section 10.5 beLOW, as expeditiously as possible, endeavor, in good faith, to effect any such registration or qualification or filing for exemption of

                  (a) such Underlying Shares or Restricted Stock, or both, and

                  (b) all Underlying Shares and Restricted Stock of all holders of Warrants or Restricted Stock which shall have advised the Company in writing within 30 days after receipt of such written notice by the Company of their desire to have their Underlying Shares or Restricted Stock registered or qualified or exempted, with, or notification to or approval of, any governmental authority under any applicable Federal or State law, or listing with any one securities exchange or national securities market for the public trading of securities (which shall be the securities exchange or national securities market on which securities of the Company are traded, if any), which may be required reasonably to permit the sale or other disposition of any such Underlying Shares or Restricted Stock which the holders thereof propose to make promptly upon the effectiveness of such registration, qualification or filing for exemption. The Company shall advise each holder hereof in writing, promptly after it receives notice thereof, of the time of the effectiveness of such registration, qualification or filing for exemption, of the issuance of any stop order (or the initiating or threatening of any proceeding for that purpose), or of the suspension of the qualification of the

Underlying Shares or Restricted Stock for offering or sale in any jurisdiction (or the initiating or threatening of any proceeding for that purpose). The Company will keep effective such registration, qualification, exemption, notification or approval for such period, not to exceed nine months, as may be necessary to effect such sales or dispositions and shall, if necessary, amend and update the registration statement and supplement and update the prospectus during such period. Without limiting the foregoing, the Company shall send to each holder hereof or of Restricted Stock, promptly upon the preparation thereof, copies of all such amendments, updates and supplements and shall advise each holder hereof in writing, promptly after it receives notice thereof, of the time of the effectiveness of any such amendment, update or supplement. Notwithstanding the foregoing, the Company shall not be required to effect registration of the Warrants themselves.

         Each holder hereof shall receive an opinion of counsel to the Company, dated the effective date of such registration, qualification or filing for exemption, subject to customary qualifications and limitations for such opinions and in a form reasonably satisfactory to such holder, to the effect that the Company is duly organized, validly existing and in good standing in Texas, the Underlying Shares or Restricted Stock have been registered under the Securities Act, the conditions to use by the Company of such form of registration statement as is filed by the Company under the Securities Act have been satisfied with respect to such registration, qualification or filing for exemption, and that such registration, qualification or filing for exemption has become effective under the Securities Act.

         The Company shall use its reasonable best efforts to cause "cold comfort" letters of such nationally recognized certified public accounting firm as the holder hereof shall elect to be delivered to the holder hereof, dated the date on which such registration, qualification or filing for exemption shall become effective and addressed to the holder hereof, in form and substance customary for "cold comfort" letters delivered by independent public accountants in connection with registrations such as those contemplated by the provisions hereof.

         The Company shall use its best efforts to register or qualify the Underlying Shares or Restricted Stock under such securities or blue sky laws of such United States jurisdictions as any holder hereof reasonably requests to enable such holder to dispose of such Underlying Shares or Restricted Stock, and shall furnish to the holder hereof such number of copies of a summary prospectus or other prospectus in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such Underlying Shares or Restricted Stock.

         Section 10.5. Conditions to Required Registration. The Company may delay (on a one-time basis for any single registration) any registration or qualification of Underlying Shares or Restricted Stock required pursuant to
Section 10.4 for a period not exceeding 90 days provided the Company shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of other Securities by the Company or would otherwise be materially detrimental to the Company or its shareholders and, in any event, the Company shall not be required to register, qualify or file or to use its best efforts to effect any registration, qualification or exemption of the Underlying Shares or Restricted Stock under the Securities Act or any applicable State securities law or regulation pursuant to Section 10.4 above:

                  (a) before the first to occur of (i) a Permitted Exercise Event or (ii) January 2, 2005;

                  (b) on more than three occasions (it being acknowledged and agreed that in the event less than all of the shares requested to be registered pursuant to Section 10.4 are so registered, the holders shall not be deemed to have used any of the three demand registration rights hereunder); and

                  (c) unless a request therefor is made to the Company by the holders of at least 25% of the aggregate number of the Underlying Shares and shares of Restricted Stock.

In the event that either the holders of the Underlying Shares or Restricted Stock to be registered, or the Company, determines that an underwritten offering is necessary to effectuate the distribution of the Underlying Shares or Restricted Stock, the lead underwriter shall be selected by the Company and shall be reasonably acceptable to the holders whose Underlying Shares or Restricted Stock are covered by the subject registration.

         Section 10.6. Incidental Registration. The Company agrees that at any time it proposes to register any of its Common Stock under the Securities Act (other than pursuant to Section 10.4) in connection with an underwritten public offering of such Common Stock, it will promptly give written notice to all holders of outstanding Warrants and Restricted Stock of its intention so to do and upon the written request of the holder of any such Warrants or Restricted Stock who intends to transfer such Warrants or Restricted Stock promptly upon the effectiveness of such registration, given within 30 days after receipt of any such notice from the Company, the Company will in each instance use its best efforts to cause all Restricted Stock held by any requesting holder to be registered under said Securities Act and registered or qualified under any State securities law, all to the extent necessary to permit the sale or other disposition thereof in the manner stated in such request by the prospective seller of the securities so registered; provided, however, that the obligation to give such notice and to use such best efforts shall not apply to any proposal of the Company to register any of its securities under the Securities Act (i) on Form S-8 (or any successor form), (ii) in connection with dividend reinvestment plans, or (iii) for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity or in connection with a merger or consolidation with such entity. In connection with any offering involving an underwriting, the Company will not be required to include said shares unless the holder thereof agrees to the reasonable and customary terms of the underwriting and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Company. Any holder of such Warrants or Restricted Stock requesting registration of the Underlying Shares relating to such Warrants or such Restricted Stock shall in its request describe briefly the manner of any proposed transfer of such Underlying Shares or Restricted Stock. Nothing in this Section 10.6 shall be deemed to require the Company to proceed with any registration of its securities after giving the notice herein provided. If some but not all shares of Restricted Stock and Underlying Shares with respect to which the Company shall have received requests for registration pursuant to this Section 10.6 shall be excluded from such registration, the Company shall make appropriate allocation of shares to be registered among all holders of Restricted Stock and Underlying Shares at the time desiring to register shares pro rata in the proportion that the number of shares of Restricted Stock and Underlying Shares held by each such holder bears to the total number of shares held by all such holders then desiring to have shares of Restricted Stock and Underlying Shares registered for sale. The Company will not, after the date of issuance of this Warrant, grant incidental or piggy-back registration rights to other holders of equity or equity rights of the Company unless such registration rights are, by their terms, subject and subordinate to the registration rights set forth in this Section 10.6.

         Section 10.7. Expenses. The Company will pay all expenses (including without limitation registration fees, qualification fees, legal expenses, including the reasonable fees and expenses of one independent counsel to the holders of Warrants or Restricted Stock whose Underlying Shares relating to such Warrants or whose Restricted Stock is being registered, printing expenses, the costs of special audits or "cold comfort" letters and expenses of underwriters, excluding discounts and commissions but including the fees and expenses of any necessary special experts) in connection with the registrations (and any related qualifications, notifications and exemptions) pursuant to Section 10.4. In addition the Company will pay all such expenses in connection with all registrations, qualifications, notifications or exemptions pursuant to Section
10.6 and all initial offerings and sales by each such holder of the Restricted Stock which is being registered in such registrations pursuant to Section 10.6 (excluding underwriters' discount attributable to the Underlying Shares or Restricted Stock being registered pursuant to Section 10.6).

         Section 10.8. Indemnification. In connection with any registration, qualification, notification, or exemption of securities under Section 10.4 or
Section 10.6, the Company hereby agrees to indemnify the holder of the Warrants and/or Restricted Stock, and each underwriter thereof including each person, if any, who controls such Warrant holder or stockholder within the meaning of
Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by such holder or, as the case may be, any such underwriter expressly for use therein, such indemnification to remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any partner, member, officer, director or controlling person of such indemnified party and will survive the transfer of this Warrant, the Underlying Shares or Restricted Stock. The Company and each officer, director and controlling person of the Company shall be indemnified by each holder of Warrants and/or Restricted Stock for all such losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement or omission, or alleged omission, based upon information furnished in writing to the Company by such holder for any such use.

        Promptly upon receipt by a party indemnified under this Section 10.8 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section, such indemnified party shall notify the indemnifying party in writing of the commencement of such


                                      -14
action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Section 10.8. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless the indemnifying party either agrees to pay the same or fails to assume the defense of such action with counsel satisfactory to the indemnified party. No indemnifying party shall be liable for any settlement entered into without its consent which consent shall not be unreasonably withheld.

         Section 10.9. Contribution. If the indemnification provided for in
Section 10.8 hereof is unavailable or insufficient to hold harmless an indemnified party in respect of any losses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fault relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 10.9, the holder hereof shall not be required to contribute any amount in excess of the amount by which the total proceeds received by such holder from the sale pursuant to the registration with respect to which the registration statement, preliminary or final prospectus, or amendments or supplements thereto, containing such statement, omission or alleged omission related exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such statement, omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses referred to above in this Section 10.9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending and such action or claim.

SECTION 11. PARTIAL ASSIGNMENT.

         If this Warrant is partially assigned, this Warrant shall be surrendered at the principal office of the Company (with the partial assignment form at the end hereof duly executed), and thereupon a new Warrant shall be issued to the holder hereof covering the number of shares not assigned and setting forth the proportionate Aggregate Warrant Price applicable to such shares not assigned. The assignee of such partial assignment of this Warrant shall also be entitled to receive a new Warrant covering the number of shares so assigned and setting forth the proportionate aggregate Warrant Price applicable to such assigned shares.

SECTION 12. WARRANT DENOMINATIONS.

         Warrants are issuable or transferable in the denomination of 10 shares or any integral multiple thereof (as nearly as may be practicable and subject to required adjustments hereunder), or such amount as represents 100% of the shares purchasable hereunder and the Warrants of each denomination are interchangeable upon surrender thereof at the office of the Company for Warrants of other denominations, but aggregating the same number of shares as the Warrants so surrendered. All Warrants will be dated the same date as this Warrant.

SECTION 13. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         The Company represents and warrants to you that (which representations and warranties, as of the date originally made, shall survive the exercise hereof):

         Section 13.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

         Section 13.2. Authorization, etc. This Warrant has been duly authorized by all necessary corporate action on the part of the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 13.3. Organization and Ownership of Shares of Subsidiaries. (a)
Schedule 11.3 contains (except as noted therein) complete and correct lists of the Company's Subsidiaries.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any lien. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, with $0.05 par value and 5,000,000 shares of Preferred Stock, without par value. As of the date hereof, the Company has outstanding 18,423,707 shares of Common Stock and 509,167 shares of Series A Convertible Preferred Stock. The Company has, as of the date hereof, reserved 2,000,000 shares of Common Stock for issuance upon exercise of the Warrants. After giving effect to the transactions on the date of the Closing, the Company shall have 18,423,707 shares of Common Stock determined on a fully diluted basis and shall have no other capital stock outstanding (excluding the Series A Convertible Preferred Stock of the Company and all shares of Common Stock issuable under the Special Stock Plans). There are no outstanding preemptive rights and no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of the Company or any subsidiary, or any agreements or instruments binding upon the Company or any Subsidiary relating to the ownership of its shares of any such capital stock (excluding the Series A Convertible Preferred Stock of the Company and the Special Stock Plans).

         Section 13.4. Compliance with Laws, Other Instruments, etc. Neither the execution, delivery and performance by the Company of this Warrant nor the issuance, sale, delivery and performance by the Company of this Warrant will (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Company or any Subsidiary.

         Section 13.5. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Company of this Warrant.

         Section 13.6. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Warrants or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the holders of the Outstanding Notes (as defined in the 2000-B Amendment and Warrant Agreement dated as of September 29, 2000).

         So long as this Warrant or any Restricted Stock shall be outstanding:

         Section 13.7. Limitations on Amendment to Articles of Incorporation. The Company shall not amend its Articles of Incorporation or By-laws (i) to create any new class of capital stock, (ii) to change the voting rights of the holders of capital stock of the Company, or (iii) so as to affect this Warrant or any Restricted Stock or a holder thereof adversely.

         Section 13.8. No Impairment. The Company shall not by any action, including, without limitation, any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but rather will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any Common Stock issuable upon exercise of the Warrants to be greater than the amount payable therefor upon such exercise, (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly issue fully paid and nonassessable Common Stock, (c) will obtain and maintain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under this Agreement and the Warrants and (d) will not issue any capital stock or enter into any agreement, the terms of which would have the effect, directly or indirectly, of preventing the Company from honoring its obligations hereunder. The Company shall not permit the par value of its Common Stock to exceed an amount equal to the per share Warrant Price.

         Section 13.9. Indemnification. Without limiting the generality of any other provision hereof or of the Existing Note Purchase Agreements (as defined in the 2000-B Amendment Warrant Agreement dated as of September 29, 2000), except as otherwise expressly provided herein, the Company shall indemnify, save and hold harmless the holder of any Warrant and the holder of any Common Stock from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred by such holder in connection with exercising and/or enforcing any of the terms hereof.

         Section 13.10. Requested Information. The Company shall provide, with reasonable promptness, any such data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company as from time to time may be reasonably requested by any holder hereof, including, without limitation, such information as is required by Rule 144A of the General Rules and Regulations of the Commission to be delivered to the prospective transferee of this Warrant.

SECTION 14. DEFINITIONS.

         In addition to the terms defined elsewhere in this Warrant, the following terms have the following respective meanings (capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Note Purchase Agreements dated as of September 15, 1998, as amended, but without regard to any termination of said Note Purchase Agreements or payment of the Notes issued hereunder):

         The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after September 29, 2000, including any shares of Common Stock issuable or issued upon the exercise of Convertible Securities, but excluding (i) Common Stock issued upon exercise of the Warrants and (ii) Common Stock issuable pursuant to the exercise of options delivered pursuant to the Special Stock Plans or pursuant to the conversion of Series A Convertible Preferred Stock of the Company.

         The term "Aggregate Warrant Price" is defined and set forth in the second paragraph of this Warrant.

         The term "Change of Control" shall be deemed to have occurred if any person (as such term is used in section 13(d) of section 14(d)(2) of the Securities and Exchange Act of 1934, as in effect on September 29, 2000 (the "Exchange Act")) or related persons constituting a group (as such term is used in Rule 13(d)-5 under the Exchange Act), become the "beneficial owners" (as such term is used in Rule 13(d)-3 under the Exchange Act as in effect on September 29,

2000), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the Company's voting stock.

         The term "Common Stock" shall mean, collectively, (i) the Company's Common Stock described in Article Four of the Restated Articles of Incorporation of the Company, (ii) any other capital stock of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company and (iii) any other class or classes of Voting Stock. It is acknowledged that common stock of the Company issued pursuant to the exercise of options delivered to the pursuant Special Stock Plans and common stock of the Company issued pursuant to conversion of the Series A Convertible Preferred Stock of the Company shall be included in any determination of Common Stock.

         The term "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

         The term "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for shares of Voting Stock, either immediately or upon the arrival of a specified date or the happening of a specified event, which conversion rights have not expired or terminated. Shares of stock which are issuable (but not, in fact, issued) pursuant to the exercise of options delivered pursuant to the Special Stock Plans or pursuant to the conversion of Series A Convertible Preferred Stock of the Company shall not be included in any determination of Convertible Securities.

         The term "Current Market Price" per share of Common Stock for the purposes of any provision of this Warrant, shall be, as of the date of any determination thereof, an amount equal to the average of the daily market price per share for the twenty-five (25) consecutive Business Days occurring most recently prior to the subject issuance of such shares of Common Stock. The market price for each such Business Day shall be deemed to be (i) if the Common Stock shall at the time be listed or admitted to unlisted trading privileges on the New York Stock Exchange, on the basis of the last reported sale price regular way of the Common Stock on the Composite Tape (or if the Common Stock at the time be not so listed or admitted to unlisted trading privileges on the New York Stock Exchange but be listed or admitted to unlisted trading privileges on another national securities exchange, on the basis of the last reported sale price regular way on a national securities exchange on which the Common Stock is at the time listed or admitted to unlisted trading privileges) on such date, or
(ii) if the Common Stock is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the average of the highest reported bid and lowest reported asked prices of the Common Stock in the over-the-counter market on such date, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information, or (iii) if the Common Stock is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange or reported by NASDAQ or a similar organization, then the Current Market Price per share of Common Stock determined in good faith by the Board of Directors of the Company.

         The term "Exercise Date" shall mean a date on which this Warrant is exercised.

         The term "Initial per share Warrant Price" shall mean $0.05 per share.

         The term "Notes" shall mean and include each of the Senior Notes, as amended, issued by the Company pursuant to the Note Purchase Agreements dated as of September 15, 1998, as amended or pursuant to the Amended and Restated Note Purchase Agreements dated as of September 15, 1998, as amended.

         The term "Permitted Exercise Event" shall mean and include (i) any Event of Default under either the Note Purchase Agreements dated as of September 15, 1998, as amended, of the Company or the Amended and Restated Note Purchase Agreements dated as of September 15, 1998, as amended, of the Company and, in each case, respectively, the institutional investors named therein, as amended from time to time, described in Sections 11(g) or (h) thereof or (ii) a Change of Control.

         The term "Restricted Stock" shall mean the shares of Common Stock of the Company issued upon the exercise of any of the Warrants (including, without limitation, any such exercise during the 30-Day Registration Notice Period) and evidenced by a certificate required to bear the legend specified in Section 10.2.

         The term "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         The term "Special Stock Plans" shall mean and include (i) the American Homestar Corporation 1994 amended and restated stock compensation plan with an effective date of October 14, 1996 as in effect on September 30, 2000, (ii) the American Homestar Corporation Market Capitalization Enhancement Stock Option Plan with an effective date of August 31, 1998, as in effect on September 30, 2000, (iii) American Homestar Nonqualified Stock Option Agreements, dated November 15, 1996, for each of Buck Teeter and Ladd Dawson, (iv) BHI Stock Option Agreement dated June 5, 1997, (v) Stock Option Agreement in connection with acquisition of Homemax, (vi) Stock Option Agreement in connection with acquisition of R-Anell and (vii) Stock Option Agreement in connection with First Value Homes.

         The term "30-Day Registration Notice Period" shall mean the 30-day period after the Company has given written notice to the holders of all Warrants and Restricted Stock of a proposed registration pursuant to Section 10.4 or
Section 10.6 hereof.

         The term "Underlying Shares" shall mean the shares of Common Stock of the Company issuable upon exercise of any of the Warrants.

         The term "Voting Stock" shall mean securities of any class, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the Board of Directors. For purposes of determining the number of shares of Voting Stock outstanding, each share of Voting Stock of the Company shall be deemed to constitute that number of shares equal to the number of votes that such share is entitled to vote toward the election of the Board of Directors.

         The term "Warrant" and "Warrants" as used herein shall mean this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant and all other Warrants issued pursuant to the 2000-B Amendment and Warrant Agreement dated as of September 30, 2000.

SECTION 15. LOST, STOLEN WARRANTS, ETC.

         In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Company.

SECTION 16. WARRANT HOLDER NOT SHAREHOLDER.

         This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

SECTION 17. SEVERABILITY.

         Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

SECTION 18. INDEX AND CAPTIONS.

         The index and the descriptive headings of the various sections of this Warrant are for convenience only and shall not affect the meaning or construction of the provisions hereof.

SECTION 19. REPRESENTATION OF HOLDER.

         The initial holder hereof represents (by its acceptance of delivery of this Warrant) that it is taking this Warrant for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view towards the distribution thereof, provided that the disposition of its or their property shall at all times be or remain within its or their control.

         IN WITNESS WHEREOF, American Homestar Corporation has caused this Warrant to be signed by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries and this Warrant to be dated September 29, 2000.


                                              AMERICAN HOMESTAR CORPORATION


                                              By
                                                Its ________________ President

                                  SUBSCRIPTION

AMERICAN HOMESTAR CORPORATION

         The undersigned, ______________________, pursuant to the provisions of the within Warrant, hereby elects to purchase _______ shares of Common Stock of American Homestar Corporation covered by the within Warrant.


                                             Signature
                                                      -------------------------
                                             Address
                                                    ---------------------------


Dated:
      -------------------

                                   ASSIGNMENT

         FOR VALUE RECEIVED _______________________ hereby sells, assigns and transfers unto _____________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ______________________, attorney, to transfer the said Warrant on the books of the within named Company.



                                              ---------------------------------


Dated:
      -------------------------

                               PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto _____________________ that portion of the within Warrant and the rights evidenced thereby which will on the date hereof entitle the holder to purchase ____% shares of Common Stock of American Homestar Corporation and irrevocably constitutes and appoints _________________________, attorney, to transfer that part of the said Warrant on the books of the within named Company.



                                            ------------------------------------

Dated:
      ------------------------------------